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                                                                    EXHIBIT 99.2

                                     PROXY
                              M.S. CARRIERS, INC.
                        SPECIAL MEETING OF STOCKHOLDERS

                                 JUNE 15, 2001


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Michael S. Starnes and M.J. Barrow, and each of them individually, as proxy with power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of M.S. Carriers, Inc. (the "Company") held of record by the undersigned on May 10, 2001 at the Special Meeting of Stockholders to be held on June 15, 2001, and at any adjournments thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO OTHER DIRECTION IS GIVEN, THE PROXIES WILL VOTE FOR THE PROPOSAL AND, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      (Continued, and to be marked, dated, and signed, on the other side)
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                                                                     PLEASE MARK

                                                                    YOUR VOTE AS

                                                                    INDICATED IN
                                                                THIS EXAMPLE [X]

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

     Approval and adoption of the merger agreement between the Company and Swift Transportation Co., Inc.
and the related merger.

  [                     [                         [
   ] FOR                ] AGAINST                 ] ABSTAIN

                                                 -------------------------------


                                                 (Signature of
                                                 Stockholder)          (Date)


                                                 -------------------------------


                                                 (Signature if held
                                                 jointly)           (Date)


     NOTE: Please sign name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.